T. Rowe Price Limited-Term Bond Portfolio

T. Rowe Price Limited-Term Bond Portfolio—II

Supplement to Prospectuses Dated May 1, 2016

In section 1, the portfolio manager table under “Management” on page 3 is supplemented as follows:

Effective January 1, 2017, Edward A. Wiese will step down as the fund’s co-portfolio manager and Michael F. Reinartz will become the fund’s sole portfolio manager and sole chairman of the fund’s Investment Advisory Committee.

In section 3, the disclosure under “Portfolio Management” on pages 10-11 is supplemented as follows:

Effective January 1, 2017, Mr. Wiese will step down as co-chairman of the committee and Mr. Reinartz will become sole chairman of the committee.

The date of this supplement is September 28, 2016.

E303-042 9/28/16